Exhibit 10.7

                            PLACEMENT UNIT AGREEMENT

     PLACEMENT UNIT AGREEMENT (this "Agreement") made as of this ___ day of
_____, 2007 among Vector Intersect Security Acquisition Corp, a Delaware corporation (the "Company") and the undersigned (the "Purchasers").

     WHEREAS, the Company has filed with the Securities and Exchange Commission
("SEC") a registration statement on Form S-1, as amended (File No. 333-127644)
(the "Registration Statement"), in connection with the Company's initial public offering (the "IPO") of up to 8,409,375 units, each unit ("Unit") consisting of one share of the Company's common stock, $.001 par value (the "Common Stock"), and (ii) one warrant (the "Warrants"), each Warrant to purchase one share of
Common Stock; and

     WHEREAS, the Company desires to sell in a private placement to the
Purchasers (the "Placement") an aggregate of 187,500 units (the "Placement
Units") substantially identical to the Units being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Units, Common Stock and Warrants to be issued in the
Placement shall not be registered under the Securities Act of 1933, as amended
(the "Securities Act");

     WHEREAS, each Purchaser desires to acquire the number of Placement Units set forth opposite his name on Schedule A hereto;

     WHEREAS, the Warrants included in the Placement Units shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

     WHEREAS, the Purchasers are entitled to registration rights with respect to the Common Stock and the Warrants comprising the Placement Units and the Common
Stock underlying such Warrants (collectively, the "Registrable Securities") on the terms set forth in the Registration Rights Agreement filed as an exhibit to the Registration Statement.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     1. Purchase of Units. The Purchasers hereby agree, directly or through nominees, to purchase an aggregate of 187,500 Placement Units at a purchase price of $8.00 per Placement Unit, or an aggregate of $1,500,000 (the "Purchase
Price"). Such purchases shall be in the names and amounts set forth on Schedule
A hereto.

     2. Closing. The closing of the purchase and sale of the Placement Units
(the "Closing") will take place at such time and place as the parties may agree
(the "Closing Date"), but in no event later than the date on which the SEC declares the Registration Statement effective (the "Effective Date"). On the
Effective Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to an account maintained by the Company. Immediately prior to the closing of the IPO, the Company shall deposit the Purchase Price into the trust account described in the Registration Statement (the "Trust Account"). The certificates for the Common Stock and Warrants comprising the Placement Units shall be delivered to the Purchasers promptly after the closing of the IPO.

     3. Voting of Shares; Waiver of Appraisal Rights. If the Company solicits approval of its stockholders of a Business Combination, the Purchasers shall vote all of the shares of the Common Stock acquired by the Purchasers (i)
pursuant to this Agreement, (ii) in the IPO and (iii) in the aftermarket in favor of the Business Combination and therefore waive any redemption rights and any appraisal rights under Section 262 of the Delaware General Corporation Law they might have with respect to any or all of such shares. As used herein, a
"Business Combination" shall mean a merger, capital stock exchange, asset or stock acquisition of, or other similar business combination with, one or more
Target Businesses (as hereinafter defined) having a fair market value of at least 80% of the Company's net assets at the time of such acquisition. As used herein, the term "Target Business" shall mean a business engaged in the United
States homeland security, national security and/or command and control industries or a business relating to the manufacture of products for use in such industries.

     4. Waiver of Liquidation Distributions. In connection with the Placement
Units purchased pursuant to this Agreement, the Purchasers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, any shares of Common Stock purchased in the IPO or the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the
Company.

     5. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants on behalf of itself to the Company that:

          5.1 Such Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          5.2 The Placement Units, Common Stock and Warrants are being acquired by such Purchaser for such Purchaser's own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          5.3 Such Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms.

     6. Waiver and Indemnification. The Purchasers hereby waive any and all rights to assert any present or future claims, including any right of rescission, against the Company with respect to their purchase of the Placement
Units, and each Purchaser agrees jointly and severally to indemnify and hold the
Company harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company by any Purchaser of the Placement Units or their transferees, heirs, assigns or any subsequent holders of the Placement
Units.

     7. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

     8. Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of
New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States
District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the
__ day of _____, 2007.

                                     VECTOR INTERSECT SECURITY ACQUISITION
                                        CORP

                                     By:
                                         ---------------------------------------
                                         Yaron Eitan, CEO

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                                     SCP PRIVATE EQUITY MANAGEMENT COMPANY LLC:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ------------------------------------------
                                     Yaron Eitan

                                     ------------------------------------------
                                     Winston Churchill

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                                   SCHEDULE A

Yaron Eitan
Winston J. Churchill
SCP Private Equity Management Company